Prepaid Expenses (Details) - USD ($)		Jun. 30, 2019	Jun. 30, 2018
Notes to Financial Statements
Consulting fees	[1]	$ 3,169,545	$ 144,286
Rent		135,025	89,566
Housing provident fund			14,175
Taxes		90,118
Others		131,317	17,111
Subtotal		3,526,005	265,138
Less: Long-term prepaid expenses		(2,247,872)
Total prepaid expenses		$ 1,278,133	$ 265,138

[1]	As of June 30, 2019, the Company prepaid approximately $1.8 million, $0.5 million and $0.3 million of consulting fees to three third party service providers for various strategic planning and business development consulting services. The consulting service periods ranged from 1 year to 5 years.